Exhibit 10.2

FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 8th day of February, 2021 by and between (a) SILICON VALLEY BANK, a California corporation (“Bank”), and (b) UPWORK INC., a Delaware corporation, ELANCE, INC., a Delaware corporation, UPWORK GLOBAL INC., a California corporation, and UPWORK TALENT GROUP INC., a Delaware corporation (each and together, jointly and severally, “Borrower”).

RECITALS

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 19, 2017, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 29, 2017, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of September 17, 2018 (the “Second Amendment”), as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of March 18, 2019, and as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of August 13, 2020 (such agreement, as amended, and as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has previously extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.
2.1    Section 6.2 (Financial Statements; Reports). Section 6.2(h) is amended and restated as follows:
“(h) within ten (10) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof
(to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website or on the SEC EDGAR website, as applicable;”.

3.Limitation of Amendments.
3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties (i) relate to an earlier date or time period, in which case they are true and correct in all material respects as of such date or with respect to such time period or (ii) or are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The current organizational documents of Borrower have been delivered to Bank on or prior to the date of this Amendment and remain true, accurate and complete, have not been amended, supplemented or restated and are and continue to be in full force and effect (or, if amended, supplemented and/or restated, have been delivered to Bank in connection with the execution of this Amendment) and shall be deemed to have been delivered on the date on which Borrower posted such documents, or provided a link thereto, on Borrower’s website or on the SEC EDGAR website, as applicable;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank existing or arising through and including the date of execution of this Amendment, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

6.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Effectiveness. As a condition precedent to the effectiveness of this Amendment and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following prior to or concurrently with this Amendment, each in form and substance acceptable to Bank:

8.1    the due execution and delivery to Bank of this Amendment by each party hereto; and

8.2    Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment and the other Loan Documents, up to Three Thousand Five Hundred Dollars ($3,500).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

UPWORK INC.		ELANCE, INC.

By:	/s/ Brian Levey	By:	/s/ Junko Swain
Name:	Brian Levey	Name:	Junko Swain
Title:	Chief Business Affairs and Legal	Title:	President and Treasurer
Officer & Secretary

UPWORK GLOBAL INC.		UPWORK TALENT GROUP INC.

By:	/s/ Brian Levey	By:	/s/ Junko Swain
Name:	Brian Levey	Name:	Junko Swain
Title:	General Counsel and Secretary	Title:	President and Treasurer

BANK:
SILICON VALLEY BANK

By:	/s/ Alex Grotevant
Name:	Alex Grotevant
Title:	Vice President